                                                                    EXHIBIT 10.1

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                             MICROSOFT CORPORATION
                            PRODUCT SUPPORT SERVICE
                               VENDOR AGREEMENT

This Product Support Services Vendor Agreement (the "Agreement") is entered into by and between Microsoft Corporation, a Washington corporation ("MS"), and Stream International, Inc., a Massachusetts Corporation ("Company") to be effective as of 12/14/95 ("Effective Date").

In consideration of the mutual covenants herein, the parties hereby agree as follows:

1.      Services.
        --------

        (a) Company agrees to provide product support services (the "Services") identified in Exhibit A to end users of certain Microsoft Corporation products identified in Exhibit B (the "Product(s)"), on the terms and conditions provided herein in accordance with MS standard support policies and procedures as detailed in documentation provided by MS to Company (including, without limitation, MS policies set forth in Exhibit E), which may be modified by MS from time to time in its sole discretion, and in accordance with the performance requirements set forth in Exhibit C. In the event that any modification causes an increase in the cost of performance for Company, Company will advise MS and provided Company can prove such increased cost, the parties will negotiate a mutually-agreeable amendment to this Agreement addressing that issue. ***********************************************************************
*********************************************************and Company will be responsible for maintaining all necessary telecommunications equipment and services at the Facility to handle all calls ***************************** including all costs associated therewith. Other facilities may be added as mutually agreed by amendment of this Agreement.*********************************
********************************************************************************
****************************** to the******************************************.
The technology to be provided by each party is set forth in Exhibit F.

                (i) Special terms and conditions of support for localized versions of Products are set forth in Exhibit G, which is incorporated herein by this reference.

        (b) Company agrees to use its best efforts and most capable technical expertise to resolve customer support problems, meeting or exceeding the performance requirements as set forth in Exhibit C. In the event Company is unable to resolve a problem, Company may escalate the problem to MS designated representative(s). Company and Microsoft will mutually agree on the identity of Company designated representative(s). The initial designated representatives of the Company and MS are listed on Exhibit C. Either party may redesignate its representative(s) upon written notice at any time during the term of this Agreement.

        (c) Company will maintain its current Automatic Call Distribution ("ACD") system. If Company changes its current ACD system or adds facilities, Company will need to ensure that any such new ACD system is capable of providing the information set forth in Exhibit H.

        (d) Company will ensure that its current backup and disaster recovery procedures are adequate to ensure that Company is in full compliance with the terms of this Agreement; any changes or additions to such procedures shall be made upon mutual agreement of the parties.

        (e) When and if the Company changes its ACD such that MS can no longer access appropriate data on its own, Company shall provide MS with reports on the Services provided by Company under this Agreement as specified in Exhibit H.

        (f) At MS's discretion, with reasonable advance notice, MS reserves the right to make onsite visits to all sites where Company supports Products. In connection with said visits, Company will provide to MS, as and when required by MS, access to office premises at the Facility equipped with standard office equipment as available to personnel of Company in proximate offices, at no charge.

        (g) "Company agrees that any support personnel of Company while they are supporting the Product(s) identified in Exhibits B & C shall be dedicated to supporting only the Product(s) designated as their respective obligation, and other MS products pursuant to this Agreement and/or other similar agreements between MS and Company, and shall not accept telephone calls or other communications or provide any Services for any third party product(s) without the express written consent of MS. However, Company may reassign staff at its sole discretion subject to forgoing provisions.

        (h) Company will not subcontract any of its obligations hereunder without the prior written approval of MS.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

2.      Ownership and License Grants.
        ----------------------------

        (a)     Knowledge Base and Notes. MS grants to Company a non-exclusive,
                ------------------------
personal, non-transferable, non-assignable, royalty-free license for the term of this Agreement to reproduce and use data from the MS product support service database ("Knowledge Base") and application notes ("Notes") for the Product(s) for the sole purpose of providing Services hereunder. Company shall maintain all disclaimers, copyright notices, trademarks, and other protective notices on all copies of the

Knowledge Base and Notes and all data contained therein. MS grants to Company a non-exclusive, personal, non-transferable, non-assignable, royalty-free license for the term of this Agreement to reproduce and distribute unmodified articles from the Knowledge Base and Notes solely to support customers for the purpose of providing Services hereunder. Upon the expiration or termination of this Agreement, Company's license rights with respect to the Knowledge Base and Notes will automatically terminate, and Company shall within ten (10) days thereafter provide written certification to MS signed by an authorized representative of Company that Company has destroyed all copies of the Knowledge Base and Notes (including all related documentation) in its possession.

        (b)     Product(s). MS will provide Company ************ with copies of
                ----------
the Product(s) identified in Exhibit B. Effective upon the delivery of the Products to Company, MS shall be deemed to have granted to Company a non-exclusive, personal, non-transferable, non-assignable, royalty-free license to use the Products at the Facility under the terms of the End User License Agreement ("EULA") accompanying each of the Products for the sole purpose of providing Services for the Product(s) *************************** as provided for under the terms of this Agreement. Notwithstanding the terms of the EULAs accompanying the Products, Company shall be entitled to reproduce a number of copies of the Products (including all related documentation) equal to the number of computers used by Company at the Facility to provide the Services for the Product(s), provided that such copies may only be used to provide product support for the Product(s) to MS customers as provided for under the terms of this Agreement. Upon the expiration or termination of this Agreement, Company's license to use and reproduce such Products will automatically terminate, and Company shall within ten (10) days thereafter either (i) return all copies of the Products (including all related documentation) licensed to Company pursuant to this Agreement in its possession to MS, or (ii) provide written certification to MS signed by an authorized representative of Company that Company has destroyed all copies of the Products (including all related documentation) licensed to Company pursuant to this Agreement in its possession.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


       (c)     **************. At the******************************************
               --------------
*****************************************************************************
*****************************************************************************
as *********************************************************************** and
******.  Upon the ************************************************************
********and*************************************and***************************
******************************************************************************
***********************************************that***************************
and***************************************************.


        (d)     MS Intellectual Property Rights. Company hereby agrees and
                -------------------------------
acknowledges that any and all works or processes developed by Company in the course of its delivery of Services under this Agreement which are protectible as copyrights, trade secrets or any other form of intellectual property have been specially ordered and commissioned by MS. Company understands and agrees that such works shall be deemed to be "works-made-for-hire" for copyright purposes. All patents and other proprietary rights resulting from the Services shall be owned by MS to the extent any and/or all of the works do not qualify as "works-made-for-hire."
**************************************Company shall***************************
************************in the**************************************************
**************and**********************************************************
***********************and/or***********************************************such
****************************************************************************from
*****at any***********************************************in its***********it
************************************************************************its
************************************************ Company (a) hereby irrevocably sells, assigns, transfers and conveys to MS, its successors and assigns, irrevocably and perpetually, Company's entire right, title and interest in the work(s) and/or process(es) resulting from or developed for the Services, (b) agrees to do such further acts and execute and deliver to MS such instruments as may be required to perfect, register or enforce MS's ownership of the rights conveyed under this Agreement or to carry out the intent and purpose of this Agreement, and (c) agrees that if Company fails or refuses to execute any such instruments, Company hereby appoints MS as Company's attorney-in-fact to act on Company's behalf solely for the purpose of executing such instruments. Any such appointment shall be irrevocable and deemed to be a power coupled with an interest.

"In addition, notwithstanding the foregoing the parties hereby acknowledge and agree that Company shall be the owner of all software tools developed by Company,

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


as well as methods and techniques of doing business, including patents, trade secrets and other proprietary rights associated therewith (collectively, "Company Tools"), during the term of this Agreement for use in providing the Services. Company hereby grants to MS a perpetual, royalty-free, non-exclusive, worldwide license to reproduce, modify use, and create derivative works from such Company Tools for internal MS use; MS agrees not to distribute such Company Tools to any third parties. Company agrees to provide copies of the object code and source code versions of all Company Tools and all related documents to MS for such purposes.

        (e)     ********************.  ***********************Company
                --------------------
acknowledges and agrees that ***********************************************
with the *****************************************************************
**********************************************************************
**********************************************************************
****************************shall be *************************************
***************************in the ***************************************
Company shall **********************************************************the
*************************with this Agreement and shall**********************
***********************************with the ********************************
********Company shall**********************************************************
**********************************************************of this
************************************************************with all
*********************************************************with all other
********************which are***********************************.

        (f)     Training.  Company agrees to undertake and successfully
                --------
complete all training programs provided by MS with respect to the Product(s) and subsequent versions Company is currently supporting for ****************in its sole discretion deems necessary to prepare Company to provide the Services outlined in this Agreement, provided that such training shall not exceed *********** days per year for any one product support personnel unless the parties mutually agree otherwise. Training will be conducted at a mutually agreed upon facility ***********************************************************
*************************************************** except that all travel, accommodation and related expenses for Company employees shall be the responsibility of Company. Company acknowledges and agrees that it shall be responsible for internal and ongoing training of its product support personnel on the Product(s) after receivinginitial training. Company will designate ****** ongoing trainer per Product supported. ****************************************
************* to be ***********************************************************
the terms of this Agreement.

        (g)     ACD System Documentation.  Company shall provide MS with
                ------------------------
standard specifications and documentation from its ACD system with respect to the Services provided by Company under this Agreement.

        (h)     LAN Security.  Company shall physically isolate the local area
                ------------
network (LAN) used by Company personnel in the provision of the Services under this Agreement (the "Support LAN") from other LANs maintained by the Company. Company shall restrict use of the Support LAN solely to Company personnel providing Services for the Product(s) under this Agreement or similar agreements between MS and Company. Company agrees to notify MS promptly upon discovery of any breach of security in the Support LAN.

        (i)     ********************  As of the Effective Date, ***************
                --------------------
*******************************************************************************
**************in conjunction with ********************************
*******************************************************pursuant to
***********pursuant to the terms of this Agreement. ******************* ********************************************************at the
************************of this Agreement.  ***************************
************************to this ******************************which is incorporated herein by this reference.  Company shall*****************
***********************************************.

3.      Price.  MS will pay Company the amounts specified in Exhibit D
        -----
each month subject to adjustments, deductions or credits to such amounts as provided for in this Agreement or any Exhibit hereto. Payment terms are net thirty (30) days after receipt of invoice.

4.      Warranties.  Company warrants that:
        ----------

        (a) It possesses all necessary authority to enter into this Agreement, and that by so doing it does not violate any other agreements to which it is a party;

        (b) The Services will conform in all material respects with the service requirements set forth in this Agreement, including, without limitation, those set forth in Exhibits A and C;

        (c) The Services will be performed by (i) employees of Company within the scope of their employment who have signed confidentiality agreements with the Company that require such employees to comply with obligations substantially similar to those imposed by Company by Section 2(e) above and
Section 8 below, or (iii) by temporary employees and/or MS-permitted subcontractors under written contractual obligations to Company ("Contractor Agreement") that require independent contractors to sign confidentiality agreements to comply with obligations

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


substantially similar to those imposed on Company by Section 2(e) above and
Section 8 below; further, any such Contractor Agreement shall expressly provide that MS is a third party beneficiary of the Contractor Agreement with rights to enforce such agreement. Finally, Company warrants and represents that it will ensure that any such temporary employees and/or MS-permitted subcontractors it utilizes to fulfill its obligations under this Agreement will perform them in accordance with the service and performance requirements set forth this in this Agreement including, without limitation, those set forth in Exhibits A, C, E, F, G and H.

        (d) In providing Services to end users, Company shall make no representations or undertake any obligations on behalf of MS concerning the Product(s) and/or any other Microsoft Corporation products beyond those expressly made or undertaken by Microsoft Corporation in written product warranty statements and other written materials, including but not limited to end user licenses prepared by Microsoft Corporation accompanying the Product(s). Company shall also conform to all applicable and valid laws and government rules and regulations;

        (e) Any and all materials Company publishes as part of its Services for Product(s) do not and will not infringe any intellectual property rights owned by MS or Microsoft Corporation including, but not limited to, any copyright, patent, or trade secret; and

        (f)     *********************************************Company will not
******************************************************************
****************************************************in connection with its
*************************************************************
*************************************for the purpose of****************
************************************.

THE WARRANTIES ABOVE ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT A PRODUCT WILL OPERATE ERROR-FREE.

5.      Indemnification and Limitation of Liability.

        (a)     Company General Indemnification.  Company agrees to indemnify,
                -------------------------------
defend, and hold MS harmless from and against any and all claims, actions, demands, and costs, including reasonable attorneys' fees and expenses arising out of or in connection with any negligent or willful act or omission of Company or its employees, independent contractors and agents in connection with the Services

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

provided under this Agreement ("Claims"). Acts for which Company shall indemnify MS include, but shall not be limited to, representations or obligations undertaken on behalf of MS concerning the Product(s) and/or any other Microsoft Corporation products made to customers which exceed the scope of the warranties or end user licenses which accompany the Product(s) and/or other Microsoft Corporation products. MS shall have the right to assume the defense of any claim indemnified hereunder. Should MS exercise this right to defend any indemnified claim, Company shall have no liability for such claim and MS shall agree to fully indemnify Company from and against any liability or damage that may ultimately be assessed against Company in connection with such proceeding, regardless of any comparative negligence or liability on the part of Company. Company agrees to cooperate fully with MS and MS's counsel in any matter where MS elects to defend, provided MS shall promptly reimburse Company for reasonable costs and expenses incurred by same in connection with its duty to cooperate. In addition to the foregoing option to defend, MS shall have the right to participate in the defense of any claim being defended by Company pursuant to its obligation hereunder, at MS's own cost and expense. Company shall pay any and all expenses and other reasonable costs incurred by MS arising in connection with its obligations under this Section 5(a) promptly upon demand.

        (b)     **********************  *******************************
                ----------------------
***********************************************************
************************************************************in
connection with any******************************************* *****in connection with any********************************************
************************************************************************
*************************************.

        (c)     ********************************  ***************************
                --------------------------------
*****************************************************************
****************************************************************and
*************************************************************provided to the ***************************************************************
********************************************provided that **********
*******************************************************************
*****to which***********************************************************
*****to the**********of this Section 5(c), ***************************
*****************************************************************and the
**********************************************************************
********with the ***************at the***********************************

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

**********in connection with***************************************************
*****************************************of any***************************
and to *********************************************provided that
****************************************************************
*****************shall******************************************
*********shall be***********************************************by the
****************************************************************
***********************************************************and*****
and*********by the ***************.

        (d)     ********************  EXCEPT FOR INDEMNIFICATION CLAIMS
                --------------------
PURSUANT TO SECTION 5(a) and 5(b) ABOVE IN*******************************
************to the **********************************************
*****************************************************************
******from********************************************************
*******************************to this*********************of the
*****************************************************************
*****************************************************************
***************************and********of the************************
***************************.

6.      Term and Default.
        ----------------

        (a) This Agreement shall commence as of the Effective Date, and shall continue in force for a period of twelve (12) months from the date on which the first customer calls are routed by MS unless earlier terminated by MS as provided in this Agreement or Exhibits hereto. There will be ninety (90) day reviews of Company performance, beginning upon the Effective Date.

        (b) If Company is not in material default under the terms of this Agreement, and provided Company has met its performance requirements as of the anniversary of the Effective Date, then MS shall have the option of renewing this Agreement for a further period of one (1) year provided MS gives the Company notice thereof in writing not less than two (2) months before the date of expiration of the term hereof. Any renewal pursuant to this Section shall be on the same terms and conditions contained in this Agreement save and except that the prices payable by MS to Company for the renewal term shall be in accordance with fair market prices payable for similar services in the market generally and *****************************************************************
************************************************************************
*******************************************************************************
*****************************.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


        (c) This Agreement may be terminated by either party in the event the other party (the "Other Party" for the purposes of this subsection) assigns its rights or interest in the Agreement in contravention of Section 11(f) or the Other Party suspends performance of its obligations as described in Section 11(i) or if the Other Party becomes insolvent or admits in writing its inability to pay its debts as they become due or makes an assignment for the benefit of creditors or if a petition under any bankruptcy act, receivership statute or the like, as they now exist or as they may be amended, is filed by the Other Party or by any third party or an application for a receiver is made by anyone and such application is not resolved favorably to the Other Party within sixty (60) days.

        (d) This Agreement may further be terminated by MS pursuant to the provisions of Section 7.

        (e) The ("Measurement Interval") for all Services will be measured by MS as prescribed in Exhibits C&D, ********************************.
Quality bonuses/deductions will only be awarded or deducted once a statistically valid sample of surveys is achieved. During the term of this Agreement, if the Services provided by Company hereunder do not conform to any of the performance requirements set forth in Exhibit C for any Measurement Interval, the Services may be deemed unacceptable by MS and this Agreement may be terminated by written notification if company has not brought its performance into conformance with the applicable standards within ************ subsequent to the date notice of such unacceptability is given to Company; however, if Company provides MS an acceptable correction plan by the end of that ********** period, then termination of Company shall be governed by the provisions in Section 7 below.

        (f) Company acknowledges MS's right to require immediate removal and prompt replacement of any Company employee, MS-permitted independent contractor, or agent performing Company's obligations under this Agreement who engages in any conduct prohibited by law or inconsistent with MS policy as set forth in Exhibit E.

        (g)     Sections 2 (d), (e), 3, 4, 5, 6 (h) 8, 9, 10 and 11 of this
Agreement shall survive termination for any reason.

        (h) Upon the expiration or earlier termination of this Agreement, Company shall cooperate with MS to assist in the orderly transition of Services to MS, or as MS may direct, in a professional manner, with no disruption to customer service.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


 7.     Default in Performance and Remedies.  During the term of this Agreement:
        -----------------------------------
        (a) In the event Company fails to meet the performance requirements as specified in this Agreement and in Exhibit C (the "Performance Requirements"), the payments will be modified as set forth in Exhibit D. Company and MS agree that such amount will represent a fair and reasonable pre-estimate of damages incurred by MS as a result of such non-performance; provided that the Performance Requirements will be waived for an initial grace as described in Exhibits C & D ****************************************************************.

        (b) In the event there is a continued failure by Company to meet the Performance Requirements for more than ******* Measurement Interval(s), and MS has not terminated Company for its first failure to meet performance standards during the first Measurement Interval, Company shall, at MS's request, provide a corrective action plan, including training and staffing plans, to MS for approval. MS shall review and approve or provide required changes to Company on such corrective action plan within ******** business days from its receipt of such plan.

        (c) In the event the Performance Requirements are not met within *********** days following MS's approval of any corrective action plan, MS shall have the right to terminate this Agreement.

        (d) All remedies set forth in this section shall be in addition to and not in lieu of all other remedies available to MS under this Agreement at law or in equity.

8.      Confidentiality and Publicity.
        -----------------------------

        (a) Except as otherwise provided herein, the parties expressly undertake to retain in confidence the terms and conditions of this Agreement and all other non-public information and know-how disclosed to each other during the term of this Agreement that has been designated as proprietary and/or confidential or that, by the terms of this Agreement and/or the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential (the "Confidential Information"), and will make no use of such information and know-how except under the terms and during the existence of this Agreement; provided that each party may disclose the terms and conditions of this Agreement to its immediate legal and financial consultants as required in the ordinary course of its business. Information disclosed by MS regarding new products or new product releases shall be presumed confidential, however disclosed. Each of the parties shall use its best efforts to protect the Confidential Information, which precautions shall be at least as great as the precautions it takes to protect its own confidential information.

Each of the parties may disclose Confidential information only to its employees on a "need-to-know" basis. The parties may disclose Confidential Information as required by government or judicial order, provided that the disclosing party gives the other party prompt notice of such order and complies with any protective order (or equivalent) imposed on such disclosure. The parties shall notify each other promptly upon the discovery of any unauthorized use or disclosure of Confidential Information, and will cooperate with each other in every reasonable way to assist the disclosing party in regaining possession of such Confidential Information and to prevent future unauthorized use or disclosures.

        (b) The parties acknowledge that monetary damages may not be a sufficient remedy for unauthorized disclosure or use of Confidential Information and that the parties may seek, without waiving any other rights or remedies, such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

        (c) Company shall not issue any press release or advertising concerning Company's relationship with MS and the Services hereunder, without MS's written pre-approval.

9.      Notices and Requests. All notices, authorizations, and requests in
        --------------------
connection with this Agreement shall be deemed given on the day they are (i) deposited in the mail, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air courier, charges prepaid, with a confirming telefax; or (iii) transmitted, if transmitted by facsimile, and addressed as follows:

Notices to Company:
------------------

        Stream International, Inc.
        Attn:  Vice President, Support Services
        Phone:  617-575-6800
        Fax:  617-575-6999

        copy to General Counsel

Notices to MS:
-------------

        MICROSOFT CORPORATION
        One Microsoft Way
        Redmond, WA 98052-6399
        Attn:  Vice President, Product Support Services
        Phone:
        Fax:  (206) 936-7329

        With a copy to: Law & Corporate Affairs
or to such other address as the party to receive the notice or request so designates by written notice to the other.

10.     Audit. Company shall keep all usual and proper records relating to its
        -----
compliance with the terms of this Agreement. MS reserves the right to audit Company's systems and records during the term of this Agreement and for a period of two years thereafter, provided that such audit(s) shall be conducted during normal business hours in such a manner as not to interfere unreasonably with the operations of Company and provided further that such audit(s) shall only be conducted in circumstances where (i) MS has reasonable grounds to suspect Company's non-compliance with any terms of this Agreement, (ii) MS communicates any such concern to Company in writing, and (iii) Company either does not respond to such concern within five (5) business days or Company's response does not alleviate MS's concern to its satisfaction. Audit expenses shall be paid by MS unless material discrepancies are disclosed by the audit, in which case audit expenses shall be paid by Company. MS's audit rights referred to in this section shall be reasonable in scope, but will be of an expansive scope if MS's audit reveals material discrepancies.

11.     General.
        -------

        (a) This Agreement shall be construed and controlled by the laws of the State of Washington, and Company consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party by US Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law.

        (b) Neither this Agreement, nor any terms or conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or franchise.

        (c) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications with respect to the subject matter hereof. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Company and MS by their respective duly authorized representative.

        (d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

        (e) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect.

        (f) The rights and obligations hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, provided any rights or obligations hereunder shall not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

        (g) In any suit or action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party will be entitled to recover its costs, including reasonable attorneys' fees.

        (h) The section headings herein are for the convenience of the parties and shall not be deemed to supersede or modify any provisions.

        (i) If either party is unable to perform under this Agreement due to circumstances or causes beyond its control, and which could not by reasonable diligence have been avoided, such party shall have the option, without liability, of suspending performance of its obligations under this Agreement for the duration of such contingency upon written notice to the other party. However, either party may terminate this Agreement upon written notice to the other party in the event that such other party has suspended performance of its obligations under this Agreement for more than thirty (30) days.

        (j) The parties agree that wherever and whenever one party has the right to exercise its discretion under this Agreement, such discretion shall be exercised with reasonableness.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

MICROSOFT CORPORATION           Stream International, Inc.
One Microsoft Way               275-Dan Road
Redmond, WA 98052-6399          Canton, MA 02021

By: D.N. Willingham             By:  S.D.R. Moore
    ----------------------           ---------------------


Deborah N. Willingham                S.D.R. Moore
--------------------------           ---------------------
Name (Print)                         Name (Print)



VP, Support                          President
--------------------------           ---------------------
Title                                Title

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

EXHIBIT A
---------

Services
--------

Company will provide the following product support services (the "Services") for those products listed in Exhibit B:

Service                                 Description
-------                                 -----------


********************                    *********************

********************                    *********************
                                        *********************
                                        *********************
                                        *********************

********************                    *********************
                                        *********************
                                        *********************
                                        *********************

********************                    *********************
                                        *********************

********************                    *********************
                                        *********************
                                        *********************

********************                    *********************
                                        *********************
                                        *********************

********************                    *********************
                                        *********************
                                        *********************
                                        *********************

********************                    *********************
                                        *********************
                                        *********************

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.



********************                    *********************
                                        *********************
                                        *********************
                                        *********************
                                        *********************
                                        *********************
                                        *********************
                                        *********************
                                        *********************

********************                    *********************
                                        *********************
                                        *********************
                                        *********************

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission
                       Asterisks denote such omissions.

EXHIBIT B
---------

Supported Product(s)
--------------------

Company will supply product support services for the following Product(s):

Desktop:
-------

****************
****************
****************
****************


Consumer:
--------

****************
****************
****************

POS:
---

****************
****************
****************

Developer:
---------

****************
****************
****************
****************
****************
****************


Business Systems:
----------------

****************

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
EXHIBIT C
---------




                      Pages C-1 through C-5 of Exhibit C
            contain confidential materials which have been omitted
       and filed separately with the Securities and Exchange Commission

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.


EXHIBIT D
---------




                      Pages D-1 through D-6 of Exhibit D
            contain confidential materials which have been omitted
       and filed separately with the Securities and Exchange Commission

EXHIBIT E
---------

MS Policies
Introduction

The following code of conduct is not a contract. It is intended solely to provide general guidance to vendors and their representatives to assist them in functioning smoothly and efficiently while performing work for Microsoft.

Microsoft is committed to promoting a positive work environment. We expect our vendors and their employees, agents, and subcontractors (collectively, "representatives") to adhere to the same standards of conduct and behavior that we expect from our own employees while you and your representatives are on Microsoft property or doing business with Microsoft.

The information outlined below is important and should be read carefully. All third party vendors will be required to educate and, when appropriate, train their representatives to ensure they are aware of Microsoft's expectations regarding their behavior and the consequences of any breaches of Microsoft policies.

The policies summarized below are non-exhaustive, and there may be other conduct not specifically listed that would be unacceptable. Microsoft expects that vendors and their representatives will conduct themselves in a professional manner at all times while on Microsoft property or while doing business with Microsoft. Microsoft may require the immediate removal of any vendor representative who behaves in a manner that is unlawful or inconsistent with any Microsoft policy, or that is otherwise deemed harmful to Microsoft's business.

E-mail

Electronic mail, or e-mail, provides an easy-to-use, efficient means of communicating. The following guidelines for preparing and sending e-mail are designed to ensure that each vendor and its representatives use the e-mail system in an appropriate manner.

E-mail may not be used as a forum for political, religious, or other debates, or as a form of entertainment (for example, chain letters). Use of e-mail must be limited to Microsoft business. All e-mail group aliases (a pre-defined group of users) must be for Microsoft business.

To informally exchange information over the computer on a variety of topics, use the Microsoft Bulletin Board system.

Microsoft e-mail names are confidential. Do not give e-mail names to anyone outside of Microsoft. Do not share your password with anyone, attempt to gain access to anyone else's e-mail account, or use another's e-mail account without permission.

Microsoft prohibits obscene, profane, or otherwise offensive material from being broadcast across the Microsoft network.

Non-solicitation Policy

Microsoft wants to provide a work environment that allows all employees, and all vendors and their representatives to complete their tasks with the least amount of disruption. Accordingly, vendors, their representatives, and any other non-Microsoft employees are not allowed (while on Microsoft property or while using Microsoft owned equipment) to engage in solicitation or distribution of literature. This policy prohibits soliciting or handing out materials for any purpose.

Company Access to Information and Property

E-mail and its contents, as well as any other data stored on or transmitted by Microsoft-owned equipment, is the property of Microsoft and may be accessed by Microsoft at any time. Accordingly, the content of e-mail, voice mail, and similar data should not be regarded as protected by any personal right of privacy.

Additionally, in order to evaluate and improve customer service, Microsoft may monitor, as necessary, the telephone calls of vendors and their representatives who work in customer service positions.

Any facilities or equipment, including but not limited to offices, desks, computers, electronic media, motor vehicles, or lockers used by vendors and their representatives while on Microsoft property or while conducting Microsoft related business, may be accessed by Microsoft as needed. Accordingly, you should not consider protected by any personal right of privacy anything brought onto or stored on Microsoft property stored on Microsoft equipment, or used while working on Microsoft related business. Any Microsoft property used by vendors and their representatives while performing Microsoft related business remains the property of Microsoft.

Gifts

Microsoft employees cannot accept payments of any amount or gifts or favors valued in excess of $ 100 from persons or firms with which we have business dealings, unless prior approval is obtained from a vice president or more senior company official. Accordingly, you and your representatives should refrain from giving to Microsoft employees gifts with a value of more than $ 100.

Insider Trading

All Microsoft employees, agency temporaries, independent contractors, and vendor representatives are considered "insiders" for the purposes of state or federal securities laws that prohibit insider trading. As an insider, no vendor nor vendor representative may buy or sell Microsoft's or another company's stock when in possession of information about Microsoft or another company that is not available to the investing public and that could influence an investor's decision to buy stock.

New insider-trading laws carry stiff penalties, and the Securities and Exchange Commission (SEC) has a mandate to enforce these laws aggressively. Because of Microsoft's visibility and the volatility of our stock, Microsoft is carefully watched by the SEC. The company can be negatively affected by insider trading and may terminate the services of, or refuse to do further business with, anyone found to have engaged in illegal insider trading.

Proper Use of Software

The unauthorized duplication and use of software and/or documentation by Microsoft vendors or contractors is a violation of the copyright laws of the United States and all the other countries in which Microsoft Corporation and its subsidiaries maintain offices. This applies equally to Microsoft software, whether a Beta or a final version, and to non-Microsoft software. Violation of copyright laws can subject vendors and Microsoft to liability for significant civil and criminal penalties. In addition, Microsoft devotes considerable resources around the world to educate software users about their obligation to use and manage software properly. In order for this effort to be effective and benefit the software industry, Microsoft must lead by example.

The following practices, unless granted by a specific license, are among those prohibited by this policy:

      Making additional copies of third-party software Products for your use on other computers.
      Making copies of software (third-party or Microsoft) for friends or associates.
      Distributing software over a network.
      Providing copies of software to bulletin board services.

Helpdesk maintains a list of software Products that have been licensed to Microsoft for network use or on a site-license basis. Each department that acquires third-party software is responsible for retaining proof of proper licensing of that software, such as end user license agreements, original disks and manuals, and receipts. If you have questions regarding the terms of any third-party license agreement, contact Law and Corporate Affairs.

Failure to follow this policy can result in action against the vendor and its representative, including termination of the vendor representative's services and/or termination of Microsoft's contract with the vendor.

Confidentiality

All information supplied by Microsoft to vendors and their representatives should be regarded as confidential unless otherwise notified. Vendors and their representatives are not authorized to speak to the press on Microsoft's behalf, unless expressly authorized to do so by Microsoft's Public Relations group. Prior to performing any work for Microsoft, all vendors will be required to sign a contract that includes a nondisclosure agreement.

Vendor Standards

Microsoft expects its chosen vendors to operate in the best interest of the company at all times. It is expected that all equipment, manpower & services will be provided at the highest quality level while maintaining flexibility and cost effectiveness.

It is the responsibility of the vendor to inform its Microsoft contact (or a member of Microsoft management) when situations develop that require the vendor to operate in direct violation of the guidelines set forth in this document.

Additionally, in the event a Microsoft employee has a relationship (spouse or other family relation, friend, domestic partner, etc.) with a vendor that might create a conflict of interest or the appearance of a conflict of interest, Microsoft senior management approval is required prior to contracting for the services of said vendor.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

EXHIBIT F
---------

Equipment

MS agrees to provide the following equipment:
     .  ************************************************************
     . Other equipment as mutually agreed to between the parties, depending on networking solutions.

Company agrees to provide the following equipment:
     .  Telecommunications equipment to handle all calls to Company.
     . DHCP and Windows NT domain services - Windows NTAS 3.5 capable PC, 1 GB hard drive and a CD ROM drive.
     .  MS Mail compatible SMTP gateway for e-mail connectivity.
     .  Server for Knowledge Base and Notes.
     .  ****************************************************
     .  Required Desktop Support Machines will be as follows:

Product Cluster      Primary Machine     Secondary           Comments
                                         Machine
-------------------------------------------------------------------------------
Desktop              486/66, 16 MB       486/33, 8 MB        Word/Works for
                     RAM, 500 MB HD,     RAM, 170 MB HD      DOS need 1
                     CD-ROM                                  machine only.
--------------------------------------------------------------------------------
POS                  486/66, 16 MB       486/33, 8 MB        Windows: no 2/nd/
                     RAM, 500 MB HD      RAM, 170 MB HD      machine
--------------------------------------------------------------------------------
Dev. Tools           486/66, 20 MB       use 2/nd/ machine   WinSDK, Fortran:
                     RAM, 500 MB HD,     configuration in    no 2/nd/ machine
                     CD-ROM              use today
--------------------------------------------------------------------------------
Bus. Systems         486/66, 32 MB       use 2nd machine     Mail: ***** server
                     RAM, 500 MB HD      configuration in    and 12 paired
                                         use today           modems needed.
--------------------------------------------------------------------------------


     . Other equipment as mutually agreed to between the parties, depending on networking solutions.

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.


EXHIBIT G
---------
(Support for Localized Versions)






                      Pages G-1 through G-3 of Exhibit G
            contain confidential materials which have been omitted
       and filed separately with the Securities and Exchange Commission

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

Exhibit H
---------

Company Reporting Requirements

Company shall provide MS with data and reporting as specified below. Company agrees to provide sample data and reporting prior to implementation as requested by MS.


*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************
*******************************************************

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.


EXHIBIT I
---------






                        Pages I-1 and I-2 of Exhibit I
            contain confidential materials which have been omitted
       and filed separately with the Securities and Exchange Commission

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                              Amendment Number 1
                       Amendment Date: October 28, 1996
   to: Product Support Service Vendor Agreement effective December 14, 1995 between: MICROSOFT CORPORATION, a Washington USA Corporation, and Stream International, Inc., a Massachusetts, USA Corporation

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above-referenced Product Support Service Vendor Agreement (hereinafter the "Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1.      All references to ************************************* in
Section 2, Ownership and License Grants, item c, shall be changed to **********.

2. Exhibit B,******************* shall be deleted in its entirety and replaced with the following:

Company will supply product support services for the following Product(s):

Desktop:
-------

****************
****************
****************
****************

Consumer:
--------

****************
****************
****************

POS:
---

****************
****************
****************

Developer:
---------

****************
****************
****************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

****************
****************
****************

Business Systems:
----------------

****************


3. The following provisions in Exhibit C, ************************ are hereby modified as follows:

***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************


4.      The ********* subsection of Exhibit C shall be amended as follows:

        (i) The ******************* shall be deleted in its entirety and replaced by the following:

****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************
****************************************************

*******************************************************************
****************************************************

5.      The ************************* table shall be amended as follows:


**********       **************************************************
                 **************************************************
                 ****************

                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 *******

                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 ********

                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 ****************************************

                 **************************************************
                 **********

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                 **********
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************

                 **********
                 **************************************************
                 **************************************************
                 **************************************************
                 ****************************

**********       **************************************************
**********       **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 *******************

                 **************************************************
                 **************************************************
                 **************************************************

                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
**********       **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                 **************************************************
                 ***
**********       **************************************************
**********       **************************************************
**********
**********       **************************************************
**********       **************************************************
**********       **************************************************
                 **************************************************
**********       **************************************************
**********       **************************************************
**********       **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
**********       **************************************************
                 **************************************************
                 **************************************************
                 ***********************
**********       **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 *****
**********       **************************************************
**********       **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 **************************************************
                 *****

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

6. The following provisions in Exhibit D, ****** are hereby modified as follows:

        (a) The following sentence shall be added to the beginning of Exhibit D, Payments:

***************************************************************************
***************************************************************************
***************************************************************************

        (b) Phase I shall be deleted in its entirety and replaced with the following:

***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
****************************************************

        (c) Phase 2 shall be amended as follows:

        (i)     ***************************************************************
                **************

                ***************************************************************
                ***************************************************************
                ***************************************************************
                ******************************


        (ii)    ***************************************************************
                ******************************

                        ****************************************************
                                                                    **********
                                                                    **********
                        ****************************************************
                        ****************************************************
                        ****************************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                        ****************************************************

        (iii)           ****************************************************
                        ******************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ************            **********              *******
                                                *****                   *******
                                                **********              ****
                                                ******                  *******
                                                **********              ****
                                                ******                  *******
                                                **********              ****
                                                ******                  *******
                                                                        ******

      (iv)              *******************************************
                        ****************************************************
                        ****************************************************
                        ****************************************************
                        ************

                        ***********                     *********
                        ***********                     *********
                                                        **
                        **********                              **
                        **********                      ********
                                                           *****

        (d)     Section 2, **********************, shall be amended as follows:

                (i) Item b shall be deleted in its entirety and replaced with the:

                        ************************************************
                        ************************************************
                        ************************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                (ii)  Item e shall be replaced in its entirety.

        (e)     Section 3, *******************, shall be amended as     follows:

                (i) Item a shall be deleted in its entirety and replace with the following:
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        *********************************
                (ii) Item b, *********, shall be deleted in its entirety and replace with the following:

                        ************************************************
                        ************************************************
                        ************************************************
                        *********************************

                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        *****************

                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************

                        ***********************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                        ************************************************
                        ************************************************
                        ************************************************

        (f)     Section 4, ************************* shall be amended as
                follows:

                (i) The first, second and third bulleted items and the ***************** shall be deleted in their entirety and replaced with the following language:


                        ************************************************
                        ************************************************
                        ************************************************
                        ***********
                        ************************************************
                        ************************************************
                        ************************************************
                        ************************

                        **********************
                        ******************                      *****
                        ***************
                        *********
                        *****                                   ******
                        *****                                   ******
                                                                ******

                        ************************************************
                        ************************************************
                        *******************************

                        ************************************************
                        *************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                        **********************
                        ******************                      *****
                        ***************
                        *********
                        *****                                   ******
                        *****                                   ******


                        **********************
                        ******************                      *****
                        *********
                        *****                                   ******
                        *****                                   ******


***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************

              Confidential Materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************
***************************************************************************


5. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

6. Defined terms used and not defined herein shall have the meanings assigned to them in the Agreement.

7. This Amendment shall not be interpreted or construed as waiving any rights, obligations, remedies or claims the parties may otherwise have under the Agreement.

8. Except as expressly modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals.



ACCEPTED AND AGREED TO:

MICROSOFT CORPORATION                   STREAM INTERNATIONAL INC.

     /s/ Linda Glenicki                         /s/ J. G. Salerno
-------------------------------         ---------------------------------
By (signature)

Linda Glenicki                          Judith G. Salerno
-------------------------------         ---------------------------------
Name (print)

General Manager, MTS                    President
-------------------------------         ---------------------------------
Title                                   Title

                                        December 20, 1996
-------------------------------         ---------------------------------
Date                                    Date

                                                                       MICROSOFT

                                Amendment No. 2


December 19, 1996

Stream International, Inc.
105 Rosemont Road
Worcester, MA  02090-2318

Attention:  Ms. Judith Salerno, President

Subject: Microsoft Corporation Product Support Service Vendor Agreement between Microsoft Corporation and Stream International, Inc., effective December 14, 1995 (the "Agreement").

Dear Ms. Salerno:

This letter is intended to serve as a letter amendment to Section 6(a) of the Agreement. The period of time in which Stream is to provide services under the Agreement shall be extended through February 28, 1997.

Sincerely,

MISCROSOFT CORPORATION

By:     /s/Linda Glenicki
   --------------------------------
        Linda Glenicki
        General Manager, Microsoft Technical Support
        Date:  December 19, 1996

AGREED TO BY STREAM INTERNATIONAL, INC. BY SIGNATURE OF ITS DULY AUTHORIZED
---------------------------------------------------------------------------
REPRESENTATIVE BELOW:
--------------------


STREAM INTERNATIONAL, INC.

By:     /s/J. G. Salerno
   --------------------------------
        Judith Salerno
        President
Date    January 2, 1997
    -------------------------------
Please remit to:
Kevin Kennedy, Microsoftsoft Corporation, One Microsoft Way,
Redmond, WA 98052-6399

Stream International Inc.

February 28, 1997

Ms. Linda Glenicki
General Manager, End User Support
The Microsoft Network
Microsoft Corporation
One Microsoft Way
Redmond, WA 98052-6399

Dear Linda:

The purpose of this letter is to confirm the extension of the product Support Services Vendor Agreement ("Agreement") through September 1, 1997. Microsoft plans to extend the Agreement through December 31, 1997 upon completion of the Amendment which realigns some of the Service Delivery terms, which though not material, are necessary to reflect our current operating environment.

Sincerely,

/s/ Judith G. Salerno

Judith G. Salerno
President & Chief Operating Officer
Outsource Technical Support


JGS/dlr


AGREED TO:

MICROSOFT CORPORATION

By:  /s/ Linda Glenicki
   --------------------------

Title:  General Manager
      -----------------------

Date:  March 3, 1997
     ------------------------